                                                                    EXHIBIT 10.9


                    COLLATERAL ASSIGNMENT PATENT MORTGAGE
                    -------------------------------------
                            AND SECURITY AGREEMENT
                            ----------------------

     This Collateral Assignment, Patent Mortgage and Security Agreement is made as of September 18, 1996, by and between Evolving Systems, Inc. ("Assignor") and SILICON VALLEY BANK, ("Assignee").

                                   RECITALS
                                   --------

     A. Assignee has agreed to lend to Assignor certain funds (the "Loan"), and Assignor desires to borrow such funds from Assignee pursuant to the terms of a Loan and Security Agreement of even date herewith (the "Loan Agreement").

     B. In order to induce Assignee to make the Loan, Assignor has agreed to assign certain intangible property to Assignee for purposes of securing the obligations of Assignor to Assignee

NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

     1.   Assignment, Patent Mortgage and Grant of Security Interest.  As
          -----------------------------------------------------------
collateral security for the prompt and complete payment and performance of all of Assignor's present or future indebtedness, obligations and liabilities to Assignee, Assignor hereby assigns, transfers, conveys and grants a security interest and mortgage to Assignee, as security, in and to Assignor's entire right, title and interest in, to and under the following (all of which shall collectively be called the "Collateral"):

          (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto
                                                      ---------
(collectively, the "Copyrights");

          (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

          (c) Any and all design rights which may be available to Assignor now or hereafter existing, created, acquired or held;

          (d) All patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto
                                                 ---------
(collectively, the "Patents");

          (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Assignor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C
                                                                 ---------
attached hereto (collectively, the "Trademarks");

          (f) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

          (g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights and;

          (h) All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

          (i) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

     Assignee acknowledges that Assignor may create works for hire or assign the intellectual property rights to certain software created by Assignor to its customers. Nothing in this Agreement shall prevent Assignor from producing software owned by its customers. In no event shall Assignee own any security interest, mortgage, or other interest in or to any intellectual property rights created by Borrower which contractually or legally are or will become the property of a customer of Borrower.

     THE INTEREST IN THE COLLATERAL BEING ASSIGNED HEREUNDER SHALL NOT BE CONSTRUED AS A CURRENT ASSIGNMENT, BUT AS A CONTINGENT ASSIGNMENT TO SECURE ASSIGNOR'S OBLIGATIONS TO ASSIGNEE UNDER THE LOAN AGREEMENT.

     2.   Authorization and Request.  Assignor authorizes and requests that the
          -------------------------
Register of Copyrights and the Commissioner of Patents and Trademarks record this conditional assignment.

     3.   Covenants and Warranties.  Assignor represents, warrants, covenants
          -------------------------
     and agrees as follows:

          (a) Assignor is now the sole owner of the Collateral, except for non-exclusive licenses granted by Assignor to its customers and agreements with customers to share royalties in the ordinary course of business;

          (b) Performance of this Assignment does not conflict with or result in a breach of any agreement to which Assignor is party or by which Assignor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this Assignment constitutes an assignment;

          (c) During the term of this Assignment, Assignor will not transfer or otherwise encumber any interest in the Collateral, except for non-exclusive licenses granted by Assignor in the ordinary course of business or as set forth in this Assignment;

          (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party;

          (e) Assignor shall promptly advise Assignee of any material adverse change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Assignor in or to any Trademark, Patent or Copyright not specified in this Assignment;

          (f) Assignor shall not allow any Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Assignee, which shall not be unreasonably withheld, unless Assignor determines that reasonable business practices suggest that abandonment is appropriate;

          (g) To the extent required in the Loan Agreement, Assignor shall promptly register the most recent version of any of Assignor's Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Assignee may reasonably request from time to time to perfect or continue the perfection of Assignee's interest in the Collateral;

          (h) None of the Collateral is presently subject to any security interest or mortgage granted by Borrower;

          (i) To its knowledge, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority or U.S. regulatory body is required for the grant by Assignor of the security interest granted hereby or for the execution, delivery or performance of this Assignment by Assignor in the U.S.

          (j) All information heretofore, herein or hereafter supplied to Assignee by or on behalf of Assignor with respect to the Collateral is accurate and complete in all material respects.

          (k) Assignor shall not enter into any agreement that would materially impair or conflict with Assignor's obligations hereunder without Assignee's prior written consent, which consent shall not be unreasonably withheld. Assignee agrees that non-exclusive licenses of the Collateral and royalty sharing agreements with customers of Assignor shall not be deemed to materially impair or conflict with Assignor's obligations under this Agreement. Assignor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Assignor's rights and interests in any property included within the definition of the Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts.

          (l) Upon any executive officer of Assignor obtaining actual knowledge thereof, Assignor will promptly notify Assignee in writing of any event that materially adversely affects the value of any Collateral, the ability of Assignor to dispose of any Collateral or the rights and remedies of Assignee in relation thereto, including the levy of any legal process against any of the Collateral.

     4.   Assignee's Rights.  Assignee shall have the right, but not the
          ------------------
obligation, to take, at Assignor's sole expense, any actions that Assignor is required under this Assignment to take but which Assignor fails to take, after fifteen (15) days' notice to Assignor and only if the value of the Collateral taken as a whole would be materially adversely affected in the absence of such action. Assignor shall reimburse and indemnify Assignee for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

     5.   Inspection Rights.  Assignor hereby grants to Assignee and its
          ------------------
employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Assignor, any of Assignor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Assignor and as often as may be reasonably requested.

     6.   Further Assurances; Attorney in Fact.
          ------------------------------------

          (a) On a continuing basis, Assignor will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights as Assignor deems to be necessary and advisable to protect ownership of the Collateral, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Assignee, to perfect Assignee's security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Collateral Assignment, or for assuring and confirming to Assignee the grant or perfection of a security interest in all Collateral.

          (b) Assignor hereby irrevocably appoints Assignee as Assignor's attorney-in-fact, with full authority in the place and stead of Assignor and in the name of Assignor, from time to time in Assignee's discretion, to take the following actions and to execute the following instruments as Assignee may deem necessary or advisable to accomplish the purposes of this Collateral Assignment,
(i) to modify, in its sole discretion, this Collateral Assignment without first obtaining Assignor's approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Assignor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Assignor no longer has or claims any right, title or interest, (ii) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Assignor where permitted by law and (iii) after the occurrence of an Event of Default, to transfer the Collateral into the name of Bank or a third party to the extent permitted under the California Uniform Commercial Code.

     7.   Events of Default.  The occurrence of any of the following shall
          ------------------
constitute an Event of Default under the Assignment:

          (a) An Event of Default occurs under the Loan Agreement; or

          (b) Assignor breaches any warranty or agreement made by Assignor in this Assignment and fails to cure such breach within thirty (30) days of the occurrence of such breach.

     8.   Remedies.  Upon the occurrence and continuance of an Event of Default,
          ---------
Assignee shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Assignor to assemble the Collateral and any tangible property in which Assignee has a security interest and to make it available to Assignee at a place designated by Assignee. Assignee shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Assignee to exercise its rights and remedies upon the occurrence of an Event of Default. Assignor will pay any expenses (including reasonable attorneys' fees) incurred by Assignee in connection with the exercise of any of Assignee's rights hereunder, including without limitation any expense incurred in disposing of the Collateral. All of Assignee's rights and remedies with respect to the Collateral shall be cumulative.

     9.   Indemnity.  Assignor agrees to defend, indemnify and hold harmless
          ----------
Assignee and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by Assignee as a result of or in any way arising out of, following or consequential to transactions between Assignee and Assignor, whether under this Assignment or otherwise (including without limitation reasonable attorneys' fees and reasonable expenses), except for losses arising from or out of Assignee's negligence or misconduct.

     10.  Reassignment. At such time as Assignor shall completely repay all
          ------------
amounts due under the Loan Agreement, Assignee shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to revest in Assignor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Assignee pursuant hereto.

     11.  Course of Dealing.  No course of dealing, nor any failure to exercise,
          -----------------
nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

     12.  Attorneys' Fees.  If any action relating to this Assignment is brought
          ---------------
by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements.

     13.  Amendments.  Assignment may be amended only by a written instrument
          ----------
signed by both parties hereto.

     14.  Counterparts.  This Assignment may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

     15.  California Law and Jurisdiction: Jury Waiver.  This Assignment shall
          --------------------------------------------
be governed by the laws of the State of California, without regard for choice of law provisions. Assignor and Assignee consent to the non-exclusive jurisdiction of any state or federal court located in Santa Clara County, California. ASSIGNOR AND ASSIGNEE EACH WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE LOAN AGREEMENT, THIS ASSIGNMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

     16.  Confidentiality. In handling any confidential information, Assignee
          ---------------
shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Assignment (which degree of care shall in no event be less than reasonable care for the type of information in question) except that disclosure of such information may be made (i) to the affiliates of Assignee, (ii) to prospective transferees or purchasers of an interest in the obligations secured hereby, provided that they have entered into a comparable confidentiality agreement in favor of Assignor and have delivered a copy to Assignor, (iii) as required by law, regulation, rule or order, subpoena, judicial order or similar order, (iv) as may be required in connection with the examination, audit or similar investigation of Assignee and (v) as Bank may determine in connection with the enforcement of any remedies hereunder in accordance with standards specified in the Loan Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the day and year first above written.

Address of Assignor:
ASSIGNOR:

6892 S. Yosemite Street            EVOLVING SYSTEMS, INC.
Englewood, CO 80112

Attn:  Chief Financial Office      By:
                                   Title:

Address of Assignee:               ASSIGNEE:

1731 Embarcadero Road, Suite 220   SILICON VALLEY BANK
Palo Alto, CA 94303

Attn:  Greg Becker                 By:
                                   Title:

                                   EXHIBIT A
                                   ---------

                                  Copyrights

                                  Registration/                  Registration
                                  Application                    Application
Description                       Number                         Date
-----------                       ------                         ----
None registered

                                   EXHIBIT B
                                  ---------

                                    Patents

                                   Registration/                 Registration
                                   Application                   Application
Description                        Number                        Date
-----------                        ------                        ----
None registered

                                   EXHIBIT C
                                   ---------

                            Trademarks/Servicemarks

                      Registration/     Registration/
                      Application       Application
Description           Number            Date
-----------           ------            ----
ESI logo (SM)         1,848,371         Aug. 2, 1994

ESI initials (SM)     1,848,372         Aug. 2, 1994

ESI Environment       Not registered

VDIS                  Not registered

Checker               Not registered

Checknet              Not registered

Pilot Plus            Not registered

BACE                  Not registered

                                AMENDMENT NO. I
                                       TO
                     COLLATERAL ASSIGNMENT, PATENT MORTGAGE
                             AND SECURITY AGREEMENT
                             ----------------------

     This Amendment No. 1 to Collateral Assignment, Patent Mortgage and Security Agreement (the "Amendment") is entered into as of December 16, 1997, by and between Silicon Valley Bank ("Bank") and Evolving Systems, Inc. ("Borrower").

                                    RECITALS
                                    --------

     Borrower and Bank are parties to that certain Loan and Security Agreement dated as of September 18, 1996, as amended from time to time (the "Loan Agreement"). Borrower and Bank propose to enter into an Amendment to Loan and Security Agreement dated as of the date hereof (the "Loan Amendment"). Borrower previously executed for the benefit of Bank a Collateral Assignment, Patent Mortgage and Security Agreement (the "Collateral Assignment").

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, the parties agree as follows:

     1. As of the date of this Amendment, Exhibits A, B and C to the Collateral Assignment hereby deleted in their entirety and replaced with Exhibits A, B and C attached to this Amendment.

     2. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Collateral Assignment. Except as amended, the Collateral Assignment remains in full force and effect.

     3. This Amendment may be executed in two or more counterparts, each of which, deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.


                              EVOLVING SYSTEMS, INC.

                              BY:_____________________________

                              Title:__________________________



                              SILICON VALLEY BANK

                              BY:_____________________________

                              Title:__________________________

                                   EXHIBIT A
                                   ---------

                                   Copyrights

                                       Registration/              Registration
                                       Application                Application
Description                            Number                     Date
-----------                            ------                     ----
None registered

                                   EXHIBIT B
                                   ---------

                                    Patents

                                                         Registration/               Registration
                                                         Application                 Application
Description                                              Number                      Date
-----------                                              ------                      ----
Predictive Dialer Pacing System                                                      04/26/94

Systems and Methods for Providing Service
Mediation Between Regional Service Management
Systems and Local Element Management Systems
For Number Portability (Provisional Application             60/033,422
for NumberManager)                                        (Provisional)              12/24/96

Systems and Methods for Providing Order Mediation
Between Existing Information Systems and Regional
Service Management Systems for Number Portability           60/033,423
(Provisional Application for OrderPath)                   (Provisional)              12/24/96

Systems and Methods for Providing Network Element
Management Functionality for Managing and
Provisioining Network Elements Associated with
Number Portability                                          60/033,421
(Provisional Application for Nodemaster)                  (Provisional)              12/24/96

Systems and Methods for Providing Order and Service
Mediation for Telecommunications Systems
(Application for NumberManager and OrderPath
combined)                                                   08/906,751               08/06/97

Systems and Methods for Providing Network Element
Management Functionality for Managing and Provisioning
Network Elements
(Application for NodeMaster)                                08/907,323               08/06/97

Inproved Telecommuncations Systems and Methods              60/046,240
(Provisional Application for 21st Century Operational     (Provisional)              05/12/97
Support Systems or OSS)

                                   EXHIBIT C
                                   ---------

                                   Trademarks

                                                      Registration/                   Registration/
                                                      Application                     Application
Description                                           Number                          Date
-----------                                           ------                          ----
ESI Environment                                       Not registered

VDIS                                                  Not registered

Checker                                               Not registered

Checknet                                              Not registered

Pilot Plus                                            Not registered

BACE                                                  Not registered

APEX Environment                                      Not registered

US FILINGS

ESI "Bullet" Logo (SM)                                1,848,371                       08/02/94

ESI initials (SM)                                     1,848,372                       08/02/94

Evolving Systems, Inc. Trade Name Registration
(State of Colorado)                                   L22-77953-000                   01/01/96

Evolving Systems (Class 9)                            75/193,976                      11/06/96

Evolving Systems and Design (bullet and block)        75/193,977                      11/06/96
(subsequently abandoned)

Bullet and Block Design                               75/194,261                      11/06/96
(subsequently abandoned)

OrderPath                                             75/217,683                      12/23/96

NumberManager                                         75/217,681                      12/23/96

NodeMaster                                            75/217,682                      12/23/96

Evolving Systems (Class 42)                           75/292,405                      05/15/97

Evolving Systems and Design (evolving triangle)       75,284,808                      05/01/97

Evolving Systems  CTM                                 75,217,682

What Your World Is Coming To                          75/264,673                      03/25/97

What The World Of Telecom Is Coming To                75/264,673                      05/16/97

FOREIGN FILINGS

Evolving Systems                                   European
                                                   Economic Community
                                                   No. 00385856                       12/16/96

Evolving Systems                                   Canada
                                                   No. 848669                         06/20/97

Evolving Systems and Design (evolving triangle)    Canada
                                                   No. 848668                         06/20/97

What The World Of Telecom Is Coming To             Canada
                                                   No. 848673                         06/20/97

OrderPath                                          Canada
                                                   No. 848670                         06/20/97

NumberManager                                      Canada
                                                   No. 848672                         06/20/97

NodeMaster                                         Canada
                                                   No. 848671                         06/20/97